IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF PENNSYLVANIA

UNITED STATES OF AMERICA	:
Plaintiff	:
	:	Crim. No. 12-CR-00291
v.	:
	:	(J. Conner)
:
MONEYGRAM INTERNATIONAL, INC.,	:
Defendant	:

AMENDMENT TO AMENDMENT TO AND EXTENSION
OF DEFERRED PROSECUTION AGREEMENT
MoneyGram International, Inc., (the "Company") and the United States Department of Justice, Criminal Division, Money Laundering and Asset Recovery Section and the United States Attorney's Office for the Middle District of Pennsylvania ( collectively the "Department'') hereby agree that the eleventh paragraph of the Amendment to and Extension of Deferred Prosecution Agreement is amended to read as follows:
11. The Company shall pay the sum of $70 million plus any associated transfer fees within ten (10) business days after the date this Court grants the accompanying Order Tolling the Speedy Trial Act Pursuant to the Joint Motion to Amend and Extend the Deferred Prosecution Agreement, pursuant to payment instructions as directed the Department in its discretion. Company shall pay the remaining sum of $55 million plus any associated transfer fees within twenty-four (24) months of the date this Amendment is executed, no later than November 8, 2020, pursuant to payment instructions as directed by the Department in its sole discretion.
All other terms of the Deferred Prosecution Agreement and Amendment to and Extension of Deferred Prosecution Agreement remain in full force and effect through the end of the Extended Term.

AGREED:
FOR MONEYGRAM INTERNATIONAL, INC.,

Date: 2/24/2020	/s/ W. Alexander Holmes
W. Alexander Holmes
Chief Executive Officer MoneyGram International, Inc.

Date: 2/24/2020	s/ Ephraim Wernick
Ephraim Wernick
Vinson & Elkins, LLP

FOR THE DEPARTMENT OF JUSTICE:

DAVID J. FREED	DEBORAH L. CONNOR
United States Attorney	Chief, Money Laundering and Asset Recovery Section
Middle District of Pennsylvania	United States Department of Justice

/s/ Kim Douglas Daniel	/s/ Margaret A. Moeser
KIM DOUGLAS DANIEL	MARGARET A. MOESER
Assistant U.S. Attorney	Senior Trial Attorney

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